UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: October 31, 2006 (Date of earliest event reported)
Rapid Link, Incorporated (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22636 (Commission File Number)	75-2461665 (IRS Employer Identification Number)

17383 Sunset Boulevard, Suite 350, Los Angeles, CA (Address of principal executive offices)		90272 (Zip Code)
(310) 566-1700 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 31, 2006, David Hess submitted his resignation as President of Rapid Link, Incorporated (the "Company") effective immediately. Mr. Hess leaves the Company to pursue other goals after sixteen months' tenure. Mr. Hess remains on the Company's Board of Directors to further serve the Company in that capacity.

The Company named Christopher J. Canfield to serve as the Company's President in addition to his duties as Chief Financial Officer.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits

            99.1       Press Release of Rapid Link, Incorporated dated November 03, 2006

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 03, 2006	RAPID LINK, INCORPORATED By: /s/ Christopher J. Canfield Christopher J. Canfield President, Chief Financial Officer and Director

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Rapid Link, Incorporated dated November 03, 2006